Exhibit (c)(5)

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Draft Working Materials – Subject To Change STRICTLY CONFIDENTIAL Project Galaxy Presentation to the Board of Directors June 20th, 2016

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Draft Working Materials – Subject To Change Table of Contents 1. Executive Summary 2 2. Saturn Standalone Valuation 6 3A. Luna Standalone Valuation 12 3B. Luna Transaction Overview 18 4A. Standalone Valuation 28 4B. Transaction Overview 33 Appendix 38

Draft Working Materials – Subject To Change Section 1 Executive Summary

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Draft Working Materials –Subject To Change Saturn Offer Comparison Saturn Series A @ Market3,4Luna Offer2 OfferFixed Fixed Exchange RatioPriceSeries ASeries ASeries A($mm, unless indicated)Offer Offer Offer Current Acquiror Stock Price$21.34Exchange Ratio0.5660x0.6000x0.6142xStock Per Share$11.72$32.24$33.00Cash Per Share$20.00--Price / Offer Value Per Series A Share ($)$26.36$31.72$32.24$33.00Implied Premium to Current Series A Price of $26.36-20.3%22.3%25.2%Implied Premium to 30-Day Series A VWAP of $26.60(0.9%)19.2%21.2%24.0%Equity Value12,7263,3193,3763,461Plus: Net Debt & Other1,1011,1011,1011,101Enterprise Value3,8274,4194,4774,561Metric ($mm)Implied Multiples EV / EBITDA (Pre-SBC)CY 2016E EBITDA - Management Case4907.8x9.0x9.1x9.3xCY 2017E EBITDA - Management Case5437.1x8.1x8.3x8.4xCY 2016E EBITDA - Sensitivity Case4808.0x9.2x9.3x9.5xCY 2017E EBITDA - Sensitivity Case5037.6x8.8x8.9x9.1xEV / EBITDA (Post-SBC)CY 2016E EBITDA - Management Case4608.3x9.6x9.7x9.9xCY 2017E EBITDA - Management Case5117.5x8.6x8.8x8.9xCY 2016E EBITDA - Sensitivity Case4508.5x9.8x10.0x10.1xCY 2017E EBITDA - Sensitivity Case4718.1x9.4x9.5x9.7x Source: Saturn management projections, public company filings, Wall Street research Note: Prices as of June 17, 2016 1) Assumes Series B shares received the same consideration as the Series A shares; in Luna deal, actual equity value and enterprise value are $3.35bn and $4.45bn, respectively; in Comet at and 2) Assumes 3% discount of non-voting to voting shares (please see page 23 for detail) 3) JCM has 0.1mm shares of Series A Saturn stock and 6.2mm shares of Series B Saturn stock for a total voting stake of 33.1%, economic stake of 6.1% and a value of $165mm @ market; JCM has 4.4mm shares of Luna common stock for a total voting stake of 2.9%, economic stake of 2.9% and a value of $94mm @ market 4) Luna has 2.1mm shares of Series A Saturn stock and 2.6mm shares of Series B Saturn stock for a total voting stake of 15.0%, economic stake of 4.5% and a value of $123mm @ market 3

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Draft Working Materials Subject To Change Comparison of Offers Luna ■ $20.00 per share in cash + 0.5660x shares of Luna implies $31.72 per ■ $33.00 fixed value OR share (based on current price of $21.34)1,2 0.6000x fixed exchange ratio ■ As part of the transaction, Luna will recapitalize its shares into ■ Implies $32.24 based on current price2 and $32.20 based on 30-day voting and non-voting structure Price / Value VWAP ■ Consideration received by Saturn A shareholders will be in the form of non-voting stock ■ 63% cash / 37% stock mix to Series A ■ 10% premium and 20% cash / 80% stock mix to Series B ■ 100% non-voting Series B stock Stock portion is half voting and half non-voting both at an ■ 10% premium to Series B exchange ratio of 0.6614x for each (1.3228x total) ■ ■ PF Saturn ownership of ~12.0% PF Saturn ownership of 28.9% ■ Resulting in PF net leverage of ~5.3x excluding synergies and ~5.0x ■ Resulting PF net leverage of ~2.2x excluding synergies including synergies3,4 Consideration Tax Treatment Taxable to shareholders Tax-free Financing Expect fully committed financing No condition Certainty Timing to Close 6-8 months 7-12 months Source: Per Saturn management Note: 1) Assumes 3% discount for non-voting stock 2) Based on current prices as of market close on June 17, 2016 4 3) Leverage excludes production loans; EBITDA excludes start-up cost adjustments which would add an additional ~0.4x 4) Includes $52mm in run-rate cost synergies

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Draft Working Materials – Subject To Change Comparison of Offers (cont.) Luna Key Considerations ■ ■ Ready to sign the deal as early as tomorrow morning ■ Timing to sign 2-4 days Buyer Stockholder Approval ■ Statutory approval to create new Series of non-voting stock (66-2/3% of present/voting) ■ NYSE vote (majority of present/voting) ■ MOM vote likely required to create non-voting stock ■ Luna offered expenses for no vote/market fee for rec pull ■ Voting agreement from MHR requested ■ Received unanimous board approval ■ No shareholder vote required Saturn Stockholder Approval ■ Statutory stockholder approval (majority of voting power) ■ A-only (other than JCM/Luna) MOM vote requested by SC [Open] ■ Voting agreement from JCM and Luna requested ► Open: 18 month tail and ROFO in JCM agreement ■ Statutory stockholder approval (majority of voting power) ■ MOM vote TBD ■ Voting agreement requested from JCM (and six month lock-up) Regulatory ■ HSR: Low risk of business restrictions as condition to approval (Reasonableness standard; no RBF) ■ FCC: Approval for CIC of uplink license but likely would not present a problem ■ HSR: Collective view of counsel is approval is more likely than not with a potentially high risk of conditionality ( not obligated to agree; no RBF) ■ FCC: Approval for CIC of uplink license should not present a Problem 5

Draft Working Materials – Subject To Change Section 2 Saturn Standalone Valuation

Draft Working Materials – Subject To Change Saturn Valuation Snapshot Summary Trading Valuation (as of 6/17/2016) ($mm, unless indicated) @ Market Series A Share Price $26.36 Fully Diluted Shares 93.7 Series B Share Price $26.07 Fully Diluted Shares 9.9 Blended Current Share Price @ Market ($)1 $26.33 Fully Diluted Shares2 103.5 Equity Value 2,726 Plus: Debt @ 3/31/16 1,129 Less: Cash @ 3/31/16 (10) Less: Value of Equity Investments3 (19) Enterprise Value 3,827 EV / Metric ($mm) Multiples CY 2016E EBITDA (Pre-SBC) 490 7.8x CY 2017E EBITDA (Pre-SBC) 543 7.1x CY 2016E EBITDA (Post-SBC) 460 8.3x CY 2017E EBITDA (Post-SBC) 511 7.5x Leverage Statistics Net Debt / 2016E EBITDA 2.3x Credit Ratings BB / Ba2 Stock Price Performance Saturn Selected Period Series A Luna Companies4 S&P 500 % of 52-Week High 56.7% 52.0% 81.6% 97.3% 1-Month (1.1%) 8.8% (0.2%) 1.2% 3-Month (7.2%) (7.1%) (0.1%) 1.5% 6-Month (20.8%) (35.4%) (4.3%) 1.4% 1-Year (37.8%) (42.8%) (14.4%) (1.4%) 2-year (7.4%) (19.9%) 1.2% 6.7% 200 180 160 140 120 100 80 60 6.7% 1.2% (7.4%) (19.9%) 6/17/2014 12/17/2014 6/17/2015 12/17/2015 6/17/2016 Saturn Series A Luna Selected Companies S&P 500 Source: Public company filings, financial projections per Saturn management, FactSet Notes: 1) Based on A and B shares, blended based on proportion of shares outstanding in each Series 2) Based on fully diluted shares using treasury stock method; consists of 98.4mm basic shares outstanding, 9.8mm A in-the-money options (at WAEP of $18.95), 0.8mm RSAs, and 0.3mm RSUs 3) Represents PlayCo investment @ book value 4) Includes Discovery Communications, Time Warner Inc., Scripps Networks Interactive, 21st Century Fox, The Walt Disney Company, AMC Networks, and Viacom 7

Draft Working Materials – Subject To Change Saturn Projected Financials Fiscal Year Ended December 31, '15A-'20E ($mm) 2015A 2016E 2017E 2018E 2019E 2020E CAGR Management Case 1,700 1,700 1,789 1,868 1,930 1,995 3.3% % Growth - 0.0% 5.2% 4.4% 3.3% 3.4% Sensitivity Case 1,700 1,690 1,749 1,828 1,890 1,955 2.8% % Growth - (0.6%) 3.5% 4.5% 3.4% 3.4% Revenue Management Case 462 490 543 612 633 654 7.2% % Growth - 6.2% 10.7% 12.9% 3.3% 3.4% % Margin 27.1% 28.8% 30.3% 32.8% 32.8% 32.8% Sensitivity Case 462 480 503 572 593 614 5.9% % Growth - 4.1% 4.6% 13.9% 3.6% 3.6% % Margin 27.1% 28.4% 28.7% 31.3% 31.4% 31.4% EBITDA1 Source: Saturn management projections 8 1) EBITDA shown pre stock based compensation

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Draft Working Materials – Subject To Change Selected Publicly Traded Companies % of Equity Enterprise EV / Closing Price 52-Week Value1 Value EBITDA2 '16E-'18E CAGR Company 6/17/2016 High ($mm) ($mm) 2016E 2017E Revenue EBITDA Walt Disney $99.00 81.1% 163,088 184,213 10.2x 9.8x 5.2% 4.9% Time Warner Inc. $72.37 79.2% 58,307 77,928 9.2x 8.6x 5.5% 7.1% Fox $28.80 83.0% 54,958 59,772 8.3x 7.6x 5.6% 8.5% Viacom $44.42 64.9% 17,967 29,408 7.7x 7.4x 2.6% 2.3% Discovery Communications $25.59 73.2% 15,921 22,872 9.3x 8.8x 5.9% 5.4% Scripps Networks $63.97 93.5% 8,296 12,732 8.9x 8.5x 4.3% 3.5% AMC Networks $59.50 68.2% 4,429 6,979 7.7x 7.3x 5.1% 4.1% Mean 8.8x 8.3x 4.6% 5.1% Median 8.9x 8.6x 5.1% 4.9% Saturn @ Market Management Case $26.36 56.7% 2,726 3,827 7.8x 7.1x 4.8% 11.8% Sensitivity Case 8.0x 7.6x 4.0% 9.2% Saturn @ Offers - Multiples Based on Management Case Luna Offer @ 3.0% Discount 3,319 4,419 9.0x 8.1x Offer at Fixed Exchange Ratio 9.1x 8.3x Offer at Fixed Price 9.3x 8.4x Saturn @ Offers - Multiples Based on Sensitivity Case Luna Offer @ 3.0% Discount 9.2x 8.8x Offer at Fixed Exchange Ratio 9.3x 8.9x Offer at Fixed Price 9.5x 9.1x Source: Public company filings, Wall Street research, Saturn management projections Notes: 1) Based on fully diluted shares outstanding using treasury stock method; if applicable, convertible debt treated on an as-if converted basis, with appropriate dilutive impact to shares outstanding for in the money converts 2) EBITDA multiples shown pre-SBC 9

Draft Working Materials – Subject To Change Saturn Discounted Cash Flow Analysis – Based on Management Case1 Fiscal Year Ended December 31, ($mm) 9 Mos '16E 2017E 2018E 2019E 2020E EBITDA (Before SBC) 363 543 612 633 654 Less: Stock Based Compensation (22) (31) (30) (34) (35) Less: Depreciation & Amortization (18) (24) (26) (25) (26) EBIT 323 488 557 574 593 Less: Taxes @ 35% (113) (171) (195) (201) (208) After-Tax EBIT 210 317 362 373 386 Plus: Depreciation and Amortization 18 24 26 25 26 Less: Capex (22) (19) (13) (20) (21) Plus: Amortization of Programming Rights 443 605 599 619 639 Less: Program Rights Payments (256) (267) (310) (321) (331) Plus: Amortization of Investments in Films and TV Programs 100 145 146 151 156 Less: Investments in Film and TV Programs (323) (429) (434) (449) (464) Less: (Increase) / Decrease in Working Capital and Other 53 (43) (52) (57) (63) Unlevered Free Cash Flows 223 333 323 321 328 Present Value of Cash Flows 1,244 DCF Equity Value Per Share Present Value of Terminal Value 3,223 Present Value of Enterprise 4,467 LTM Terminal EBITDA Multiple Less: Net Debt & Other (1,101) WACC 7.00x 7.25x 7.50x 7.75x 8.00x Present Value of Equity 3,366 8.75% $30.91 $31.91 $32.90 $33.89 $34.87 Shares 104.7 9.00% 30.55 31.54 32.52 33.50 34.47 Price Per Share $32.14 9.25% 30.20 31.17 32.14 33.12 34.08 9.50% 29.84 30.81 31.77 32.73 33.69 9.75% 29.50 30.45 31.40 32.35 33.31 Source: Projected financial information per Saturn management Notes: 1) Assumes mid-year convention, discounted back to 3/31/16; based on balance sheet as of 3/31/16 (net debt of $1,120mm), equity in affiliates of $19mm 10

Draft Working Materials – Subject To Change Saturn Discounted Cash Flow Analysis – Based on Sensitivity Case1 Fiscal Year Ended December 31, ($mm) 9 Mos '16E 2017E 2018E 2019E 2020E EBITDA (Before SBC) 353 503 572 593 614 Less: Stock Based Compensation (22) (31) (30) (34) (35) Less: Depreciation & Amortization (18) (24) (26) (25) (26) EBIT 313 448 517 534 553 Less: Taxes @ 35% (110) (157) (181) (187) (194) After-Tax EBIT 204 291 336 347 360 Plus: Depreciation and Amortization 18 24 26 25 26 Less: Capex (22) (19) (13) (20) (21) Plus: Amortization of Programming Rights 443 605 599 619 639 Less: Program Rights Payments (256) (267) (310) (321) (331) Plus: Amortization of Investments in Films and TV Programs 100 145 146 151 156 Less: Investments in Film and TV Programs (323) (429) (434) (449) (464) Less: (Increase) / Decrease in Working Capital and Other 53 (43) (52) (57) (63) Unlevered Free Cash Flows 216 307 297 295 302 Present Value of Cash Flows 1,155 DCF Equity Value Per Share Present Value of Terminal Value 3,026 Present Value of Enterprise 4,182 LTM Terminal EBITDA Multiple Less: Net Debt & Other (1,101) WACC 7.00x 7.25x 7.50x 7.75x 8.00x Present Value of Equity 3,081 8.75% $28.40 $29.33 $30.27 $31.20 $32.14 Shares 104.2 9.00% 28.06 28.99 29.91 30.84 31.76 Price Per Share $29.56 9.25% 27.73 28.64 29.56 30.47 31.39 9.50% 27.40 28.30 29.21 30.11 31.02 9.75% 27.07 27.97 28.86 29.76 30.65 Source: Projected financial information per Saturn management Notes: 1) Assumes mid-year convention, discounted back to 3/31/16; based on balance sheet as of 3/31/16 (net debt of $1,120mm), equity in affiliates of $19mm 11

Draft Working Materials – Subject To Change Section 3A Luna Standalone Valuation

Draft Working Materials – Subject To Change Luna Snapshot Summary Trading Valuation (as of 6/17/2016) ($mm, unless indicated) Share Price @ Market ($) $21.34 Fully Diluted Shares1 153.0 Equity Value 3,264 Plus: Net Debt @ 3/31/162 788 Plus: Minority Interests @ 3/31/16 98 Less: Equity Investments @ 3/31/163 (801) Gross Enterprise Value 3,350 Less: Value of Tax Attributes4 (576) Adj. Enterprise Value 2,774 Metric Gross Adjusted EV / ($mm) Multiple Multiple FY 2016A EBITDA (Pre-SBC) 111 30.2x 25.0x FY 2017E EBITDA (Pre-SBC) 192 17.4x 14.4x FY 2016A EBITDA (Post-SBC) 33 103.1x 85.3x FY 2017E EBITDA (Post-SBC) 106 31.6x 26.2x Leverage5 Net Debt / FY 2017E EBITDA (Excluding Start-up Costs) 3.1x Net Debt / FY 2017E EBITDA (Including Start-up Costs) 4.2x Credit Ratings BB- / Ba3 Stock Price Performance Saturn Selected Period Series A Luna Companies6 S&P 500 % of 52-Week High 56.7% 52.0% 81.6% 97.3% 1-Month (1.1%) 8.8% (0.2%) 1.2% 3-Month (7.2%) (7.1%) (0.1%) 1.5% 6-Month (20.8%) (35.4%) (4.3%) 1.4% 1-Year (37.8%) (42.8%) (14.4%) (1.4%) 2-year (7.4%) (19.9%) 1.2% 6.7% 200 180 160 140 120 100 80 60 6.7% 1.2% (7.4%) (19.9%) 6/17/2014 12/17/2014 6/17/2015 12/17/2015 6/17/2016 Saturn Series A Luna Selected Companies S&P 500 Source: Projections per Saturn management, Public company filings Notes: 1) Based on fully diluted shares outstanding using treasury stock method; convertible debt treated on an as-if converted basis with appropriate dilutive impact to shares outstanding for in the money converts; based on 147.2mm basic shares outstanding, 16.1mm in-the-money options outstanding (at WAEP of $23.83) and 1.6mm RSUs 2) Net debt excludes production loans 3) Equity in affiliates assumes Epix valued at 9.0x FY 2016A operating income of $168mm, implying a $471mm value for Luna’s 31% stake; assumes TVGN, ATOM Tickets, and Tribeca Short List valued @ book value; Defy Media / Celestial Tiger stakes valued at $65mm; Saturn stake based on market prices 4) Includes net present value of difference between Luna cash tax rate given Canadian incorporation vs. peer normalized tax rate, incorporating value of existing NOLs 5) Includes equity income for leverage purposes 6) Includes Discovery Communications, Time Warner Inc., Scripps Networks Interactive, 21st Century Fox, The Walt Disney Company, AMC Networks, and Viacom 13

Draft Working Materials – Subject To Change Luna Financial Projections Fiscal Year Ended March 31, CAGR CAGR ($mm) 2016A 2017E 2018E 2019E 2020E 2021E '16A-'19E '16A-'21E Motion Pictures 1,678 1,874 1,913 2,404 12.7% % Growth - 11.7% 2.1% 25.7% Television 670 979 1,094 1,188 21.1% % Growth - 46.1% 11.8% 8.6% Revenue 2,347 2,853 3,007 3,592 3,435 3,457 15.2% 8.1% % Growth - 21.5% 5.4% 19.5% (4.4%) 0.6% Gross Contribution Motion Pictures 184 267 279 361 25.1% % Margin 11.0% 14.2% 14.6% 15.0% Television 104 116 135 170 17.7% % Margin 15.5% 11.8% 12.3% 14.3% Total Gross Contribution 288 383 414 531 22.6% % Margin 12.3% 13.4% 13.8% 14.8% EBITDA Pre-SBC (incl. equity gains) 162 251 264 348 364 363 17.8% 17.5% % Growth - 54.5% 5.1% 32.1% 4.4% (0.1%) % Margin 6.9% 8.8% 8.8% 9.7% 10.6% 10.5% EBITDA Pre-SBC (excl. equity gains) 111 192 220 301 25.2% % Growth - 73.0% 14.7% 36.7% % Margin 4.7% 6.7% 7.3% 8.4% Unlevered Free Cash Flow (pre-tax) 126 155 172 202 292 312 14.2% 19.9% % Growth - 23.2% 11.3% 17.1% 44.9% 6.7% Levered Free Cash Flow 70 93 115 152 27.7% % Growth - 32.5% 23.0% 32.5% Note: Projections per Saturn management 14

Draft Working Materials – Subject To Change Luna Financial Projections vs. Research Consensus Fiscal Year Ended March 31, '16A-'20E ($mm) 2016A 2017E 2018E 2019E 2020E CAGR Management Case 2,347 2,853 3,007 3,592 3,435 10.0% % Growth - 21.5% 5.4% 19.5% (4.4%) Research Consensus2 2,347 2,571 2,755 2,979 3,232 8.3% % Growth - 9.5% 7.1% 8.2% 8.5% Differential (Management - Research) - 282 252 613 203 Revenue Management Case 162 251 264 348 364 22.3% % Growth - 54.5% 5.1% 32.1% 4.4% % Margin 6.9% 8.8% 8.8% 9.7% 10.6% Research Consensus2 162 263 305 349 403 25.5% % Growth - 62.1% 16.0% 14.3% 15.6% % Margin 6.9% 10.2% 11.1% 11.7% 12.5% Differential (Management - Research) - (12) (42) (1) (40) EBITDA1 Source: Projections per Saturn management, Research consensus per Wall Street research Note: 1) EBITDA shown including equity income / gain on asset sales and pre stock based compensation 2) Represents consensus for FY2017E and FY2018E; FY2019E/FY2020E calculated based on average annual growth rates for research analysts that project in these years 15

Draft Working Materials – Subject To Change Luna EBITDA Bridge 2017 251 26 33 192 86 106 65 41 EBITDA as reported by Luna Equity Income Gain on Sale EBITDA Pre-SBC SBC EBITDA Post-SBC Start-up Costs EBITDA Post-SBC & Start-up Costs 2018 264 23 20 220 85 136 46 90 EBITDA as reported by Luna Equity Income Gain on Sale EBITDA Pre-SBC SBC EBITDA Post-SBC Start-up Costs EBITDA Post-SBC & Start-up Costs 2019 348 47 0 301 49 252 9 243 EBITDA as reported by Luna Equity Income Gain on Sale EBITDA Pre-SBC SBC EBITDA Post-SBC Start-up Costs EBITDA Post-SBC & Start-up Costs Source: Projections per Saturn management Note: 1) EBITDA Pre-SBC includes income from Epix, POP Network, and various other minority equity investment gains and losses 2) Start-up costs of $64.9mm in 2017E, $45.7mm in 2018E and $8.7mm in 2019E 16

Draft Working Materials – Subject To Change Luna Discounted Cash Flow Analysis1 Fiscal Year Ended March 31, ($mm) 2017E 2018E 2019E 2020E 2021E Adjusted EBITDA (excl. equity gains) 192 220 301 317 316 Less: Stock Based Compensation (86) (85) (49) (49) (49) Less: Depreciation & Amortization (17) (18) (18) (17) (17) EBIT 89 117 234 250 249 Less: Taxes @ 15% (13) (18) (35) (38) (37) After-Tax EBIT 75 100 199 213 212 Plus: Depreciation and Amortization 17 18 18 17 17 Less: Capex (11) (7) (7) (7) (7) Less: Investment in Film and TV, Net of Amortization (70) 51 (34) (17) 0 Less: (Increase) / Decrease in Working Capital 78 (54) (49) (49) (49) Less: Start-up Costs and Other (51) (42) (9) 0 0 Unlevered Free Cash Flows 39 65 117 156 173 Present Value of Cash Flows 413 DCF Equity Value Per Share Present Value of Terminal Value 2,779 Present Value of Enterprise 3,193 Less: Net Debt & Other (86) LTM Terminal EBITDA Multiple Present Value of Equity 3,107 WACC 13.00x 13.50x 14.00x 14.50x 15.00x Shares 153.0 9.25% $19.44 $20.11 $20.77 $21.43 $22.10 Price Per Share $20.31 9.50% 19.23 19.88 20.54 21.20 21.85 9.75% 19.01 19.66 20.31 20.96 21.61 10.00% 18.81 19.45 20.09 20.73 21.37 10.25% 18.60 19.23 19.87 20.50 21.14 Source: Projections per Saturn management Notes: 1) Assumes mid-year convention, discounted back to 3/31/16; based on balance sheet as of 3/31/16 (net debt of $788mm), equity in affiliates of $801mm and minority interest of $98mm; excludes value of operating losses which have been incorporated in the 15.0% tax rate 17

Draft Working Materials – Subject To Change Section 3B Luna Transaction Overview

Draft Working Materials – Subject To Change Overview of Luna Proposal Luna Proposal ■ Series A consideration: ► $20.00 in cash per share ► 0.5660x shares of newly created Luna non-voting common stock ■ Series B consideration: ► 10% premium relative to Saturn Series A for total value of the offer ► 80% stock and 20% cash consideration • Exchange ratio of 0.6614x shares of newly created Luna non-voting common stock and 0.6614x shares of voting common stock (total exchange ratio of 1.3228x) ■ Implies in total ~60% cash consideration and ~40% stock consideration Pro Forma Ownership Series A Series B Series B Non-Voting Voting Non-Voting Luna Offer Exchange Ratio 0.5660x 0.6614x 0.6614x Saturn Shares Today2 94.8 9.9 9.9 Less: Luna Shares in Saturn (2.1) (2.6) (2.6) Saturn Shares Acquired 92.7 7.3 7.3 New Luna Shares Issued to Saturn SHs 52.4 4.8 4.8 Shares Economic (mm) Own. (%) Current Fully Diluted Luna Shares Oustanding 153 71.1% New Shares Issued to Saturn SHs 62 28.9% Pro Forma Fully Diluted Shares Oustanding 215 100.0% Value of Offer1 Series A Series B Series B Non-Voting Voting Non-Voting @ 3.0% Discount @ No Discount @ 3.0% Discount Cash $20.00 $7.06 $7.06 Stock $11.72 $28.23 $27.38 Total $31.72 $35.29 $34.44 Pro Forma Luna Leverage Luna PF Net Debt @3/31/163 3,938 Less: Cash Flow from 3/31/16 - 12/31/16 (112) Pro Forma Net Debt @ 12/21/16 3,826 Luna CY 2016E EBITDA (incl. equity income)4 229 Saturn CY 2016E EBITDA 490 Pro Forma CY 2016E EBITDA 719 Implied Pro Forma Net Leverage (Excluding Synergies) 5.3x Implied Pro Forma Net Leverage (Including Synergies) 5.0x Source: Projections per Saturn management, public company filings Note: 1) Based on Luna current price of $21.34 2) Based on fully diluted shares using treasury stock method; consists of 98.4mm basic shares outstanding, 9.8mm in-the-money options (at WAEP of $18.95), 0.8mm RSAs, and 0.3mm RSUs 3) Excludes production loans 4) Adjusting Luna EBITDA for start-up costs, leverage excluding synergies would be 5.7x and including synergies would be 5.3x 5) Includes $52mm in run-rate cost synergies 19

Draft Working Materials – Subject To Change Preliminary Overview of Current Financing Terms1 ■ Commitment Length: 6 months plus 3 month regulatory tail ■ Assumed Ratings: Corporate: B1/B+ ■ Conditionality: No diligence conditionality ■ ~5.0% weighted average cost of debt at quoted terms (~6.4% at capped financing terms) Amount ($mm) Maturity Interest Fees Pricing Flex Other Cash Flow Revolver 1,000 5 Years L + 250 (no floor) *125bps *Max 25bps OID (4-year life) *37.5bps unused commitment fee *$500mm may be drawn on the closing Term Loan A 1,000 5 Years L + 250 (no floor) *1.00% Commitment Fee *0.50% upfront fee (if needed to syndicate) *125bps (150bps if closing is longer than 6 months) *Max 50bps OID (4-year life) Term Loan B 1,900 7 Years L + 375 (0.75% floor) *1.50% Commitment Fee *1.00% upfront fees/OID *125bps *Max 25bps OID (4-year life) *Excess Cash Flow (50% with leverage based step downs to 25% and 0% to be agreed – based on net first lien leverage) Bonds 1,000 8 Years 7.50% *1.00% Commitment Fee *1.00% Funding Fee *1.50% Conversion Fee *1.50% Underwriting Fee *9.50%, step ups of: --(1) 25 bps if Closing Date has not occurred on or prior to the later of (A) 4 months after signing and (B) 11/1/16; --(2) 25 bps if Closing Date has not occurred on or prior to the later of (A) 7 months after signing and (B) 2/1/17; and --(3) 25 bps if corporate ratings are less than B1 and B+. *Tranche cap of +150 bps to Unsecured Bridge Cap Note: 1) Provided by Luna on 6/18 20

Draft Working Materials – Subject To Change Transaction Financing Structure Luna will require ~$4bn of new capital commitment to finance the proposed transaction Overview of Current Capital Structure Luna1 Estimated Amount Breakage Tranche ($mm) Maturity Coupon Price Refi? Costs Senior Notes 225 Aug-18 5.25% 102.75 Yes 11 Term Loan 400 Mar-22 L+400 Yes 8 Revolver 161 Sep-17 L+250 Yes – Converts 60 Apr-18 1.25% 98.50 No – Total 846 19 Saturn Estimated Amount Breakage Tranche ($mm) Maturity Coupon Price Refi? Costs Revolver 391 Apr-20 L+150-225 Yes – Senior Notes 675 Sep-19 5.00% 101.95 Yes 7 Cap Leases 63 Total 1,129 Sources & Uses (Pre-Equity Raise) Sources Sources $mm Term Loan A 1,000 Term Loan B 1,900 Bonds 1,000 Luna Equity Issued to Saturn Shareholders 1,288 Total Sources 5,188 Uses Uses $mm Saturn Equity Purchased With Cash 1,905 Saturn Equity Purchased With Stock 1,288 Cash to Balance Sheet 18 Luna Senior Notes 225 Luna Term Loan 400 Luna Revolver 161 Saturn Revolver 391 Saturn Senior Notes 675 Breakage Costs 25 Transaction Costs 100 Total Uses 5,188 Source: Bloomberg Note: 1) Excludes production loans 21

Draft Working Materials – Subject To Change Pro Forma Liquidity Analysis Liquidity and leverage shown before potential equity raise Assuming Base Case1 @ Quoted Financing Terms Calendar YE Dec. 31, ($mm, unless indicated) 2016E 2017E 2018E Saturn EBITDA 490 543 612 Luna EBITDA 229 260 327 EBITDA Synergies - 52 52 Less: Sensitivity - - - Total EBITDA 719 855 991 Less: Capex (27) (20) Less: Assumed Integration Costs (20) (5) Less: Investment in Film/TV, Net of Amort. 75 (13) Less: Working Capital (68) (97) Less: Other Adjustments (80) (67) Unlevered Pre-Tax FCF 735 789 Less: Pro Forma Interest (197) (184) Less: Solar Cash Taxes (4) (5) Free Cash Flow 535 599 Less: Dividend (suspended post transaction) - - Less: Other Financing (8) (81) Less: Repayment of TL (263) (265) Post-Dividend Cash Flow 263 254 Ending Cash2 197 461 715 Ending Debt 4,023 3,756 3,396 Ending Net Debt 3,826 3,296 2,682 Ending Net Leverage 5.3x 3.9x 2.7x $60mm EBITDA Reduction @ Capped Financing Terms Calendar YE Dec. 31, 2016E 2017E 2018E 490 543 612 229 260 327 - 52 52 (30) (45) (60) 689 810 931 (27) (20) (20) (5) 75 (13) (68) (97) (80) (67) 690 729 (253) (240) (4) (5) 433 484 - - (8) (81) (213) (205) 213 197 197 410 607 4,023 3,807 3,505 3,826 3,397 2,897 5.6x 4.2x 3.1x $120mm EBITDA Reduction @ Capped Financing Terms Calendar YE Dec. 31, 2016E 2017E 2018E 490 543 612 229 260 327 - 52 52 (60) (90) (120) 659 765 871 (27) (20) (20) (5) 75 (13) (68) (97) (80) (67) 645 669 (254) (242) (4) (5) 388 421 - - (8) (81) (190) (174) 190 167 197 387 554 4,023 3,830 3,559 3,826 3,442 3,005 5.8x 4.5x 3.4x $120mm EBITDA Reduction @ Capped Financing Terms Calendar YE Dec. 31, 2016E 2017E 2018E 490 543 612 229 260 327 - 52 52 (60) (90) (120) 659 765 871 (27) (20) (20) (5) 75 (13) (68) (97) (80) (67) 645 669 (254) (242) (4) (5) 388 421 - - (8) (81) (190) (174) 190 167 197 387 554 4,023 3,830 3,559 3,826 3,442 3,005 5.8x 4.5x 3.4x Source: Projections per Saturn management Note: Assumes 12/31/2016 transaction close 1) Base case refers to projections for Luna and Saturn per Saturn management 2) Includes cash generated from sign to close by Saturn and Luna 22

Draft Working Materials – Subject To Change Analysis of Premiums For Voting vs. Non-Voting Shares Company Structure Current 6 Month Avg 1 Year Avg 3 Year Avg 5 Year Avg Alphabet No Vote / Low Vote (1.8%) (2.5%) (3.1%) na na CBS No Vote / Low Vote (6.7%) (7.8%) (7.7%) (3.2%) (2.5%) Discovery Communications No Vote / Low Vote (3.3%) (3.3%) (4.7%) (6.1%) (7.5%) Liberty Braves No Vote / Low Vote (1.4%) na na na na Liberty Global No Vote / Low Vote (1.8%) (2.8%) (4.4%) (5.5%) (6.4%) Liberty Interactive Low Vote / High Vote (0.5%) (0.1%) (0.1%) 0.6% 1.4% Liberty Media No Vote / Low Vote (1.6%) (2.2%) (2.2%) (2.2%) (2.2%) Liberty Sirius No Vote / Low Vote (2.6%) na na na na Meredith Corporation Low Vote / High Vote (7.2%) (6.1%) (6.4%) (3.4%) (3.1%) Twenty-First Century Fox, Inc. No Vote / Low Vote 0.3% (0.5%) (0.3%) 1.4% 0.5% Viacom No Vote / Low Vote (10.4%) (7.9%) (4.8%) (1.4%) (3.5%) Mean (3.4%) (3.7%) (3.8%) (2.5%) (2.9%) Median (1.8%) (2.8%) (4.4%) (2.7%) (2.8%) High 0.3% (0.1%) (0.1%) 1.4% 1.4% Low (10.4%) (7.9%) (7.7%) (6.1%) (7.5%) Source: FactSet 23

Draft Working Materials – Subject To Change Value of Luna Offer – Sensitivity on Luna Stock Price Before potential equity raise Luna Stock Price $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.34 $22.00 $23.00 $24.00 $25.00 % Premium / (Discount) to Current Price: (29.7%) (25.0%) (20.3%) (15.7%) (11.0%) (6.3%) 0.0% 3.1% 7.8% 12.5% 17.2% Series A Exchange Ratio 0.5660x 0.5660x 0.5660x 0.5660x 0.5660x 0.5660x 0.5660x 0.5660x 0.5660x 0.5660x 0.5660x Value of Stock Portion Per Share (post 3% discount) $8.24 $8.78 $9.33 $9.88 $10.43 $10.98 $11.72 $12.08 $12.63 $13.18 $13.73 Value of Cash Portion Per Share $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 $20.00 Value of Series A Offer Pre-Synergies $28.24 $28.78 $29.33 $29.88 $30.43 $30.98 $31.72 $32.08 $32.63 $33.18 $33.73 Value of Series B Offer Pre-Synergies $26.60 $27.90 $29.21 $30.51 $31.81 $33.12 $34.86 $35.72 $37.03 $38.33 $39.63 Value of Blended Offer Pre-Synergies $28.12 $28.72 $29.32 $29.93 $30.53 $31.14 $31.94 $32.34 $32.95 $33.55 $34.15 PV of Cost Synergies ($mm)1 436 436 436 436 436 436 436 436 436 436 436 PV of Tax Synergies ($mm)1 515 515 515 515 515 515 515 515 515 515 515 PV of Synergies ($mm)1 951 951 951 951 951 951 951 951 951 951 951 Saturn PF Ownership 2 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% 28.9% PV of Synergies to Saturn Shareholders ($mm) 274 274 274 274 274 274 274 274 274 274 274 Saturn Shares Outstanding @ Offer (mm)3 100 100 100 100 100 100 100 100 100 100 100 Synergies per Saturn Share $2.75 $2.75 $2.75 $2.75 $2.75 $2.75 $2.75 $2.75 $2.75 $2.75 $2.75 Value of Series A Offer Post-Synergies $30.98 $31.53 $32.08 $32.63 $33.18 $33.73 $34.46 $34.82 $35.37 $35.92 $36.47 % Premium to Current Saturn Series A Price 17.5% 19.6% 21.7% 23.8% 25.9% 27.9% 30.7% 32.1% 34.2% 36.3% 38.4% % Premium to Saturn Midpoint DCF Value Per Share: Saturn Management Case DCF (3.6%) (1.9%) (0.2%) 1.5% 3.2% 4.9% 7.2% 8.3% 10.0% 11.8% 13.5% Saturn Sensitivity Case DCF 4.8% 6.7% 8.5% 10.4% 12.2% 14.1% 16.6% 17.8% 19.7% 21.5% 23.4% Source: Projections per Saturn management Note: 1) Includes $52mm in run-rate cost synergies, net of $25mm of integration costs ($20mm in CY2017E and $5mm in CY2018E); ~$50mm in annual tax savings 2) Assumes no equity raised 3) Excludes Saturn shares held by Luna 24

Draft Working Materials – Subject To Change Discounted Cash Flow Analysis of Luna Synergies1 Calendar Year Ended December 31, ($mm) 2017E 2018E 2019E 2020E Synergies 52 52 52 52 % Growth nm 0.0% 0.0% 0.0% Less: Integration Costs (20) (5) 0 0 EBIT (post-integration costs) 32 47 52 52 Less: Taxes @ 15.0% (5) (7) (8) (8) After-Tax EBIT 27 40 44 44 Tax Synergies 50 50 50 50 Total FCF from Synergies 77 90 94 94 % Growth nm 16.5% 4.7% 0.0% Discounted Free Cash Flows 69 73 70 64 NPV of Terminal Value 674 Total Synergy DCF Value2 951 Saturn Value Per Share of DCF Synergies WACC 9.00% 9.25% 9.50% 9.75% 10.00% $2.90 $2.82 $2.75 $2.67 $2.60 Sensitivity of DCF Synergy Value WACC 9.00% 9.25% 9.50% 9.75% 10.00% 1,006 977 951 925 901 Source: Projections per Saturn management 25 1) Assumes mid-year convention, discounted back to 3/31/16 2) Assumes 9.50% WACC and 0.0% PGR 25

Draft Working Materials – Subject To Change Pro Forma Discounted Cash Flow Accretion/(Dilution) Analysis – Series A Offer Analysis based on Saturn Management Case Saturn Status Quo DCF Equity Value / Share 2020E LTM Terminal EBITDA Multiple WACC 7.00x 7.25x 7.50x 7.75x 8.00x 8.75% $30.91 $31.91 $32.90 $33.89 $34.87 9.00% 30.55 31.54 32.52 33.50 34.47 9.25% 30.20 31.17 32.14 33.12 34.08 9.50% 29.84 30.81 31.77 32.73 33.69 9.75% 29.50 30.45 31.40 32.35 33.31 Saturn Share of Pro Forma DCF Equity Value & Cash Per Share 2020E LTM Terminal EBITDA Multiple WACC Low Mid High Low $33.26 $33.82 $34.38 $34.93 $35.49 33.00 33.55 34.10 34.65 35.20 Mid 32.74 33.28 33.83 34.37 34.91 32.49 33.02 33.56 34.10 34.64 High 32.24 32.77 33.30 33.83 34.37 Luna DCF Enterprise Value 3,193 Saturn DCF Enterprise Value 4,467 Synergy DCF Value 951 Combined Pro Forma Enterprise Value 8,610 Less: Pro Forma Net Debt (@ 3/31/2016) (3,956) Plus: Other1 598 Combined Pro Forma Equity Value 5,253 Luna Pro Forma Shares Outstanding 215.0 Implied Luna Pro Forma DCF Equity Value per Share $24.43 Saturn Series A Exchange Ratio 0.5660x Implied Saturn Share of PF DCF Equity Valuer per Share $13.83 Implied Cash Per Share $20.00 Total Value of Offer to Saturn $33.83 Standalone Saturn DCF Equity Value per Share $32.14 Accretion / (Dilution) 5.2% Accretion to Standalone DCF WACC Low Mid High Low 7.6% 6.0% 4.5% 3.1% 1.8% 8.0% 6.4% 4.8% 3.4% 2.1% Mid 8.4% 6.8% 5.2% 3.8% 2.5% 8.9% 7.2% 5.6% 4.2% 2.8% High 9.3% 7.6% 6.1% 4.6% 3.2% Source: Projections per Saturn management Note: 1) Other includes the market value of Luna equity in affiliates and minority interest, excluding Luna’s current equity investment in Saturn; also includes value of Saturn investments 26

Draft Working Materials – Subject To Change Pro Forma Discounted Cash Flow Accretion/(Dilution) Analysis – Series A Offer Analysis based on Saturn Sensitivity Case Saturn Status Quo DCF Equity Value / Share 2020E LTM Terminal EBITDA Multiple 2020E LTM Terminal EBITDA Multiple 8.75% $28.40 $29.33 $30.27 $31.20 $32.14 9.00% 28.06 28.99 29.91 30.84 31.76 9.25% 27.73 28.64 29.56 30.47 31.39 9.50% 27.40 28.30 29.21 30.11 31.02 9.75% 27.07 27.97 28.86 29.76 30.65 2020E LTM Terminal EBITDA Multiple WACC Low Mid High Low $32.53 $33.07 $33.61 $34.15 $34.69 32.27 32.81 33.34 33.87 34.41 Mid 32.02 32.55 33.08 33.60 34.13 31.78 32.30 32.82 33.34 33.86 High 31.53 32.05 32.56 33.08 33.60 Luna DCF Enterprise Value 3,193 Saturn DCF Enterprise Value 4,182 Synergy DCF Value 951 Combined Pro Forma Enterprise Value 8,325 Less: Pro Forma Net Debt (@ 3/31/2016) (3,956) Plus: Other1 598 Combined Pro Forma Equity Value 4,967 Luna Pro Forma Shares Outstanding 215.0 Implied Luna Pro Forma DCF Equity Value per Share $23.10 Saturn Series A Exchange Ratio 0.5660x Implied Saturn Share of PF DCF Equity Valuer per Share $13.08 Implied Cash Per Share $20.00 Total Value of Offer to Saturn $33.08 Standalone Saturn DCF Equity Value per Share $29.56 Accretion / (Dilution) 11.9% Accretion to Standalone DCF WACC Low Mid High Low 14.6% 12.7% 11.0% 9.4% 7.9% 15.0% 13.2% 11.5% 9.9% 8.3% Mid 15.5% 13.6% 11.9% 10.3% 8.7% 16.0% 14.1% 12.4% 10.7% 9.2% High 16.5% 14.6% 12.8% 11.2% 9.6% Source: Projections per Saturn management Note: 1) Other includes the market value of Luna equity in affiliates and minority interest, excluding Luna’s current equity investment in Saturn; also includes value of Saturn investments 27

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Draft Working Materials – Subject To Change Section 4A Standalone Valuation

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Draft Working Materials – Subject To Change Valuation Snapshot Summary Trading Valuation (as of 6/17/2016) ($mm, unless indicated) Series A Share Price Fully Diluted Shares Series B Share Price Fully Diluted Shares Blended Current Share Price @ Market ($)1 Fully Diluted Shares2 Equity Value Plus: Net Debt @ 3/31/163 Less: Equity Investments @ 3/31/16 Enterprise Value EV / Metric ($mm) Multiple CY 2016E EBITDA (Pre-SBC) CY 2017E EBITDA (Pre-SBC) CY 2016E EBITDA (Post-SBC) CY 2017E EBITDA (Post-SBC) Leverage Statistics Net Debt / 2016E EBITDA Credit Ratings Stock Price Performance Saturn Selected Period Series A Series B Companies4 S&P 500 % of 52-Week High 56.7% 81.6% 97.3% 1-Month (1.1%) (0.2%) 1.2% 3-Month (7.2%) (0.1%) 1.5% 6-Month (20.8%) (4.3%) 1.4% 1-Year (37.8%) (14.4%) (1.4%) 2-year (7.4%) 1.2% 6.7% Saturn Series A Selected Companies S&P 500 Source: Public company filings, projections per Saturn management, FactSet Notes: 1) Based on A and B shares, blended based on proportion of shares outstanding in each Series 2) Based on fully diluted shares using treasury stock method; 29

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Draft Working Materials – Subject To Change Financial Projections Fiscal Year Ended December 31, '15A-'18E '15A-'20E ($mm) 2015A 2016E 2017E 2018E 2019E 2020E CAGR CAGR Revenue Total Revenue % Growth EBITDA (Before SBC) Total EBITDA (Before SBC) % Growth % Margin Source: Public company filings, Wall Street research 30

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Draft Working Materials – Subject To Change Selected Publicly Traded Companies % of Equity Enterprise EV / Closing Price 52-Week Value1 Value EBITDA2 '16E-'18E CAGR Company 6/17/2016 High ($mm) ($mm) 2016E 2017E Revenue EBITDA Walt Disney $99.00 81.1% 163,088 184,213 10.2x 9.8x 5.2% 4.9% Time Warner Inc. $72.37 79.2% 58,307 77,928 9.2x 8.6x 5.5% 7.1% Fox $28.80 83.0% 54,958 59,772 8.3x 7.6x 5.6% 8.5% Viacom $44.42 64.9% 17,967 29,408 7.7x 7.4x 2.6% 2.3% Discovery Communications $25.59 73.2% 15,921 22,872 9.3x 8.8x 5.9% 5.4% Scripps Networks $63.97 93.5% 8,296 12,732 8.9x 8.5x 4.3% 3.5% AMC Networks $59.50 68.2% 4,429 6,979 7.7x 7.3x 5.1% 4.1% Saturn $26.36 56.7% 2,726 3,827 7.8x 7.1x 4.8% 11.8% Mean 8.6x 8.1x 4.9% 6.0% Median 8.6x 8.1x 5.1% 5.2% Source: Public company filings, Wall Street research, Saturn and projections per Saturn management Notes: 1) Based on fully diluted shares outstanding using treasury stock method; if applicable, convertible debt treated on an as-if converted basis, with appropriate dilutive impact to shares outstanding for in the money converts 2) EBITDA multiples shown pre-SBC 31

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 Draft Working Materials –Subject To Change Comet Discounted Cash Flow Analysis Fiscal Year Ended December 31,($mm)2016E2017E2018E2019E2020EEBITDA (Before SBC)Less: Stock Based CompensationLess: Depreciation & AmortizationEBITLess: Taxes @ 35%After-Tax EBITPlus: D&ALess: CapexLess: (Increase) / Decrease in Working CapitalUnlevered Free Cash FlowsPresent Value of Cash FlowsDCF Equity Value Per SharePresent Value of Terminal ValuePresent Value of EnterpriseLTM Terminal EBITDA MultipleLess: Net Debt & OtherWACC8.00x8.25x8.50x8.75x9.00xPresent Value of Equity8.25%$56.60$58.29$59.98$61.67$63.36Shares8.50%55.9257.5959.2660.9362.60Price Per Share8.75%55.2456.8958.5560.2061.859.00%54.5756.2157.8459.4861.119.25%53.9155.5357.1558.7760.38 Source: Projected financial information per Wall Street research Notes: 1) Assumes mid-year convention, discounted back to 3/31/16; based on balance sheet as of 3/31/16 (net debt of $7,912mm) and equity in affiliates of $354mm 32

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Draft Working Materials – Subject To Change Section 4B Transaction Overview

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Draft Working Materials –Subject To Change Illustrative Comet Transaction Summary Fixed Fixed Exchange Ratio Price Offer Exchange Ratio 0.6000x 0.6142x Current Price Implied Offer Price per Share $32.24 $33.00 Implied Premium to Series A Price 22.3% 25.2% Implied Saturn Ownership 12.0% 12.3% PF Sources and Uses –Fixed Exchange Ratio @ 0.600x Sources of Funds Uses of Funds ($mm) (%) ($mm) (%) Equity Issuance 3,408 74.7% Purchase of Saturn Equity for $32.24 / Share 3,408 74.7% Rollover Net Debt 1,120 24.5% Rollover Net Debt 1,120 24.5% Balance Sheet Cash 35 0.8% Fees & Expenses 35 0.8% Total Sources 4,563 100.0% Total Uses 4,563 100.0% PF Sources and Uses –Fixed Price @ $33.00 Sources of Funds Uses of Funds ($mm) (%) ($mm) (%) Equity Issuance 3,493 75.2% Purchase of Saturn Equity for $33.00 / Share 3,493 75.2% Rollover Net Debt 1,120 24.1% Rollover Net Debt 1,120 24.1% Balance Sheet Cash 35 0.8% Fees & Expenses 35 0.8% Total Sources 4,648 100.0% Total Uses 4,648 100.0% 34

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Draft Working Materials – Subject To Change Saturn / Synergy DCF Analysis1 Fiscal Year Ended December 31, ($mm) 2017E 2018E 2019E 2020E Synergies 25 75 100 150 % Growth nm 200.0% 33.3% 50.0% Less: Integration Costs (13) (38) 0 0 EBIT (post-integration costs) 13 38 100 150 Less: Taxes @ 35.0% (4) (13) (35) (53) After-Tax EBIT 8 24 65 98 Total FCF from Synergies 8 24 65 98 % Growth nm 200.0% 166.7% 50.0% Discounted Free Cash Flows 7 20 49 68 NPV of Terminal Value 751 Total Synergy DCF Value2 895 Saturn Value Per Share of DCF Synergies Annual Cost Synergies WACC 100 125 150 175 200 8.50% $0.73 $0.92 $1.10 $1.28 $1.47 8.75% 0.71 0.89 1.06 1.24 1.42 9.00% 0.69 0.86 1.03 1.20 1.37 9.25% 0.66 0.83 1.00 1.16 1.33 9.50% 0.64 0.80 0.96 1.12 1.29 Sensitivity of DCF Synergy Value Annual Cost Synergies WACC 100 125 150 175 200 8.50% 638 798 957 1,117 1,277 8.75% 617 771 925 1,080 1,234 9.00% 597 746 895 1,044 1,194 9.25% 578 722 867 1,011 1,156 9.50% 560 700 840 980 1,120 Notes: 1) Assumes mid-year convention, discounted to 3/31/16 2) Assumes 9.00% WACC and 0.0% PGR 35

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Draft Working Materials – Subject To Change Pro Forma Discounted Cash Flow Accretion/(Dilution) Analysis – Series A Offer Analysis based on fixed exchange ratio deal and Saturn Management Case Saturn Status Quo DCF Equity Value / Share 2020E LTM Terminal EBITDA Multiple WACC 7.00x 7.25x 7.50x 7.75x 8.00x 8.75% $30.91 $31.91 $32.90 $33.89 $34.87 9.00% 30.55 31.54 32.52 33.50 34.47 9.25% 30.20 31.17 32.14 33.12 34.08 9.50% 29.84 30.81 31.77 32.73 33.69 9.75% 29.50 30.45 31.40 32.35 33.31 Saturn Share of Pro Forma DCF Equity Value / Share 2020E LTM Terminal EBITDA Multiple WACC Low Mid High Low $36.08 $36.39 $36.70 $37.01 $37.32 35.63 35.93 36.23 36.53 36.83 Mid 35.18 35.47 35.76 36.06 36.35 34.73 35.02 35.30 35.59 35.88 High 34.29 34.57 34.85 35.13 35.41 DCF Enterprise Value 34,608 Saturn DCF Enterprise Value 4,467 Synergy DCF Value 895 Combined Pro Forma Enterprise Value 39,970 Less: Pro Forma Net Debt @ 3/31/2016 (9,067) Less: Other1 @ 3/31/2016 374 Combined Pro Forma Equity Value 31,277 Pro Forma Shares Outstanding 524.7 Implied Pro Forma DCF Equity Value per Share $59.60 Saturn Series A Exchange Ratio 0.6000x Implied Saturn Share of PF DCF Equity Valuer per Share $35.76 Standalone Saturn DCF Equity Value per Share $32.14 Accretion / (Dilution) 11.3% Accretion to Standalone DCF WACC Low Mid High Low 16.7% 14.1% 11.5% 9.2% 7.0% 16.6% 13.9% 11.4% 9.0% 6.8% Mid 16.5% 13.8% 11.3% 8.9% 6.7% 16.4% 13.7% 11.1% 8.7% 6.5% High 16.3% 13.5% 11.0% 8.6% 6.3% Source: Projected financial information per Saturn management and Wall Street research Note: 1) Other includes the market value of equity in affiliates and the book value of Saturn’s investment in PlayCo 36

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Draft Working Materials – Subject To Change Pro Forma Discounted Cash Flow Accretion/(Dilution) Analysis – Series A Offer Analysis based on fixed exchange ratio deal and Saturn Sensitivity Case Saturn Status Quo DCF Equity Value / Share 2020E LTM Terminal EBITDA Multiple WACC 7.00x 7.25x 7.50x 7.75x 8.00x 8.75% $28.40 $29.33 $30.27 $31.20 $32.14 9.00% 28.06 28.99 29.91 30.84 31.76 9.25% 27.73 28.64 29.56 30.47 31.39 9.50% 27.40 28.30 29.21 30.11 31.02 9.75% 27.07 27.97 28.86 29.76 30.65 2020E LTM Terminal EBITDA Multiple WACC Low Mid High Low $35.77 $36.07 $36.37 $36.67 $36.97 35.31 35.61 35.90 36.19 36.48 Mid 34.86 35.15 35.44 35.72 36.01 34.42 34.70 34.98 35.26 35.54 High 33.99 34.26 34.53 34.81 35.08 DCF Enterprise Value 34,608 Saturn DCF Enterprise Value 4,182 Synergy DCF Value 895 Combined Pro Forma Enterprise Value 39,684 Less: Pro Forma Net Debt @ 3/31/2016 (9,067) Less: Other1 @ 3/31/2016 374 Combined Pro Forma Equity Value 30,991 Pro Forma Shares Outstanding 524.7 Implied Pro Forma DCF Equity Value per Share $59.06 Saturn Series A Exchange Ratio 0.6000x Implied Saturn Share of PF DCF Equity Valuer per Share $35.44 Standalone Saturn DCF Equity Value per Share $29.56 Accretion / (Dilution) 19.9% Accretion to Standalone DCF WACC Low Mid High Low 25.9% 23.0% 20.2% 17.5% 15.0% 25.8% 22.8% 20.0% 17.4% 14.9% Mid 25.7% 22.7% 19.9% 17.2% 14.7% 25.6% 22.6% 19.8% 17.1% 14.6% High 25.6% 22.5% 19.6% 17.0% 14.4% Source: Projected financial information per Saturn management and Wall Street research Note: 1) Other includes the market value of equity in affiliates and the book value of Saturn’s investment in PlayCo 37

Draft Working Materials – Subject To Change Appendix Additional Reference Materials

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Draft Working Materials – Subject To Change Side-by-Side Trading Analysis Saturn3 Luna4 ($mm, unless indicated) Class A Price ($)1 $26.36 Fully Diluted Class A Shares 93.7 Class B Price ($)1 $26.07 Fully Diluted Class B Shares 9.9 Blended Price ($) $26.33 $21.34 Fully Diluted Shares 103.5 153.0 Equity Value 2,726 3,264 Plus: Net Debt & Other1 1,101 86 Enterprise Value 3,827 3,350 Less: Value of Tax Attributes2 - (576) Adj. Enterprise Value 3,827 2,774 Metric Metric Gross Adjusted ($mm) Mult ($mm) Mult Mult EV / CY 2016E EBITDA - Management Case5 490 7.8x 172 19.5x 16.2x CY 2017E EBITDA - Management Case5 543 7.1x 213 15.7x 13.0x CY 2016E EBITDA - Research Case5 9.0x CY 2017E EBITDA - Research Case5 8.7x Leverage Net Debt / 2016E EBITDA6 2.3x 3.4x 2.2x CY '16E – '18E CAGRs Revenue 4.8% 12.4% EBITDA 11.8% 27.9% Analyst Price Targets High $33.00 $40.00 Average $31.04 $28.75 Premium to Current Price 15.1% 25.8% Low $22.57 $22.00 Source: Projections per Saturn management and Wall Street research, public company filings Note: prices as of June 17, 2016 1) For Luna, equity in affiliates assumes Epix valued at 9.0x FY 2016A operating income of $168mm, implying a $471mm value for Luna’s 31% stake; assumes TVGN, ATOM Tickets, and Tribeca Short List valued @ book value; Defy Media / Celestial Tiger stakes valued at $65mm; Saturn stake based on market prices 2) Includes net present value of difference between Luna actual tax rate given Canadian incorporation vs. peer normalized tax rate, incorporating value of existing NOLs 3) JCM has 0.1mm shares of Series A Saturn stock and 6.2mm shares of Series B Saturn stock for a total voting stake of 33.1%, economic stake of 6.1% and a value of $165mm @ market; JCM has 4.4mm shares of Luna common stock for a total voting stake of 2.9%, economic stake of 2.9% and a value of $94mm @ market 4) Luna has 2.1mm shares of Series A Saturn stock and 2.6mm shares of Series B Saturn stock for a total voting stake of 15.0%, economic stake of 4.5% and a value of $123mm @ market 5) EBITDA shown pre stock based compensation 6) For Luna leverage purposes, EBITDA includes equity income from affiliates 39

Draft Working Materials – Subject To Change Saturn Current Analyst Price Targets Saturn currently trades at a 15.1% discount to the average analyst price target Current Series A Price: $26.36 Target Avg.: $31.04 Deutsche Bank (04/29/16) $47.00 FBN Securities (04/29/16) $35.38 Evercore ISI (06/12/16) $35.38 Evercore ISI (06/12/16) $33.00 Pivotal Research Group LLC (04/29/16) $32.00 CLSA (05/02/16) $31.00 Goldman Sachs (04/29/16) $30.00 Macquarie (06/17/16) $30.00 Drexel Hamilton LLC (04/29/16) $27.50 Morgan Stanley (04/29/16) $27.00 FBR Capital Markets (04/29/16) $26.00 CM Research (03/14/16) $22.57 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 Buy Rating Hold Rating Sell Rating Source: Wall Street research Note: Stock price as of June 17th 40

Draft Working Materials – Subject To Change Luna Research Analyst Price Targets Luna currently trades at a 25.8% discount to the average analyst price target Current: $21.34 Target Avg.: $28.75 Topeka (05/27/16) $40.00 Argus Research Corp (06/06/16) $34.00 Bernstein (06/17/16) $34.00 Evercore ISI (06/12/16) $32.00 Wunderlich Securities (05/27/16) $32.00 Piper Jaffray (06/07/16) $30.00 B Riley & Co (06/13/16) $30.00 Jefferies (05/27/16) $29.00 CM Research (03/14/16) $28.67 Barrington Research (06/06/16) $27.00 Pacific Crest Securities (06/07/16) $27.00 Macquarie (05/30/16) $27.00 J.P. Morgan (05/26/16) $26.00 Goldman Sachs (05/27/16) $24.00 FBR Capital Markets (06/05/16) $23.00 RBC Capital Markets (06/17/16) $23.00 Cowen (06/13/16) $22.00 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 Source: Wall Street research Note: Stock price as of June 17th Buy Rating Hold Rating Sell Rating 41

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Draft Working Materials – Subject To Change Research Price Targets currently trades at a discount to the average analyst price target Buy Rating Hold Rating Sell Rating Source: Wall Street research Note: Stock price as of June 17th

Draft Working Materials – Subject To Change Saturn / Luna Historical Exchange Ratio 1.400x 1.300x 1.200x 1.100x 1.000x 0.900x 0.800x 0.700x Favors Saturn 1.2352x 1.1073x Exchange Ratio Current 1.2352x 1-Month Average 1.2442x 3-Month Average 1.2510x 6-Month Average 1.1854x 1-Year Average 1.1073x Favors Luna 6/17/2015 10/17/2015 2/17/2016 6/17/2016 Exchange Ratio (Saturn Series A Share Price / Luna Share Price) 1-Year Avg. Source: FactSet Note: Assumes 100% stock transaction 43

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Draft Working Materials – Subject To Change Saturn / Historical Exchange Ratio Source: FactSet Note: Assumes 100% stock transaction 44

Draft Working Materials – Subject To Change Luna Detailed Financial Projections (Fiscal Year) Fiscal Year Ended March 31, CAGR CAGR ($mm) 2016A 2017E 2018E 2019E 2020E 2021E '17E-'19E 17E-'21E Motion Pictures 1,678 1,874 1,913 2,404 % Growth (7.8%) 11.7% 2.1% 25.7% Television Productions 670 979 1,094 1,188 % Growth 15.6% 46.1% 11.8% 8.6% Revenue 2,347 2,853 3,007 3,592 3,435 3,457 12.2% 4.9% % Growth (2.2%) 21.5% 5.4% 19.5% (4.4%) 0.6% Direct Operating Expenses Motion Pictures (874) (911) (884) (1,103) % of Segment Revenue 52.1% 48.6% 46.2% 45.9% Television (532) (837) (929) (990) % of Segment Revenue 79.4% 85.6% 84.9% 83.3% Direct Operating Expenses (1,407) (1,749) (1,813) (2,093) 9.4% % of Revenue 59.9% 61.3% 60.3% 58.3% Distribution and Marketing Motion Pictures (619) (680) (697) (825) % of Segment Revenue 36.9% 36.3% 36.5% 34.3% Television (39) (30) (35) (35) % of Segment Revenue 5.9% 3.0% 3.2% 2.9% Distribution and Marketing (658) (710) (733) (860) 10.1% % of Revenue 28.0% 24.9% 24.4% 23.9% Gross Contribution Motion Pictures 184 267 279 361 % Margin 11.0% 14.2% 14.6% 15.0% Television 104 116 135 170 % Margin 15.5% 11.8% 12.3% 14.3% Total Gross Contribution 288 383 414 531 17.7% % Margin 12.3% 13.4% 13.8% 14.8% General and Administrative (256) (277) (279) (279) 0.4% Plus: SBC 79 86 85 49 Other Add Backs 51 59 43 47 EBITDA (incl. equity gains) 162 251 264 348 364 363 17.8% 9.7% % Growth (57.8%) 54.5% 5.1% 32.1% 4.4% (0.1%) % Margin 6.9% 8.8% 8.8% 9.7% 10.6% 10.5% EBITDA (excl. equity gains) 111 192 220 301 25.2% % Growth (66.6%) 73.0% 14.7% 36.7% % Margin 4.7% 6.7% 7.3% 8.4% Source: Projections per Saturn management 45

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